Exhibit 99.1

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by [ ]. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/ITC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Special Meeting Proposals — The ITC Holdings Corp. Board of Directors recommends a vote FOR each of the following proposals: ForAgainst Abstain + 1. To approve the Merger Agreement, dated as of February 9, 2016 (as the same may be amended or supplemented from time to time, the “Merger Agreement”), among ITC Holdings Corp., FortisUS Inc., Element Acquisition Sub Inc. and Fortis Inc. 2. To approve, by non-binding advisory vote, certain compensation arrangements for ITC Holdings Corp.’s named executive officers in connection with the merger contemplated by the Merger Agreement. 3. To adjourn the special meeting if necessary or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve proposal (1). Shareholder approval of proposal (1) is necessary to effect the merger contemplated by the Merger Agreement. Note: The named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. MMMMMMM IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C 1234567890 J N T 6 2 8 2 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 2 7 02B5JB MMMMMMMMM B A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — ITC Holdings Corp. + Proxy Solicited by the ITC Holdings Corp. Board of Directors for the Special Meeting of Shareholders [ ] The undersigned hereby appoints Rejji P. Hayes and Christine Mason Soneral, or either of them, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of ITC Holdings Corp. common stock that the undersigned would be entitled to vote if then personally present at the Special Meeting of Shareholders of ITC Holdings Corp., to be held at the Company’s headquarters, 27175 Energy Way, Novi, Michigan on [ ], Eastern Daylight Time, and any adjournments or postponements thereof, upon the matters set forth in the Notice of Special Meeting and Proxy Statement/Prospectus dated [ ] (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting. The undersigned ratifies that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies. This proxy when executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR each of Proposal 1, Proposal 2 and Proposal 3. PLEASE VOTE, DATE AND SIGN THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE. (Continued and to be voted on reverse side.) Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C